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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                             Reported) June 20, 2000

         GREENPOINT MORTGAGE SECURITIES INC., (as sponsor under the Sale and Servicing Agreement, dated as of June 1, 2000, providing for the issuance of GreenPoint Home Equity Loan Trust 2000-1, Home Equity Loan Asset-Backed Certificates).

                       GreenPoint Mortgage Securities Inc.
    ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                   333-95349                 68-0397342
--------------------------------    ----------------         ------------------
(State or Other Jurisdiction of     (Commission File          (I.R.S. Employer
Incorporation)                          Number)              Identification No.)

700 Larkspur Landing Circle                                    94939
Suite 240                                                     -------
Larkspur, California                                         (Zip Code)
---------------------------------------
(Address of Principal Executive
Offices)

Registrant's telephone number, including area code    (415) 925-5442
                                                    ----------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.    Other Events

         In connection with the offering of the Home Equity Loan Asset-Backed Certificates, Series 2000-1 Class A-2 Certificates, of which GreenPoint Home Equity Loan Trust 2000-1 is the issuer, as described in a Prospectus Supplement dated as of June 15, 2000 to the Prospectus dated as of February 15, 2000, certain materials were furnished to certain prospective investors (the "Other Materials").

Item 7.    Financial  Statements, Pro Forma Financial Information and Exhibits.

           (a)    Not applicable.

           (b)    Not applicable.

           (c)    Exhibit 99.2.  Other Materials (as defined in Item 5 above).



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GREENPOINT MORTGAGE
                                              SECURITIES INC.


                                            By:      /s/ Kristen Decker
                                                     -------------------
                                                     Name: Kristen Decker
                                                     Title:  Vice President

Dated:  June 22, 2000



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                                  Exhibit Index

Exhibit
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99.2.    Other Materials (as defined in Item 5 above).






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